SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2003

Hawthorne Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	95-2085671
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(310) 725-5000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1	Press Release dated January 30, 2003.

Item 9. Regulation FD Disclosure

     On January 30, 2003, the Registrant issued the press release attached as Exhibit 99.1, which is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

By:	/s/ David Rosenthal

David Rosenthal Executive Vice President and Chief Financial Officer

Date: February 10, 2003.